UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 29, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                  20-1777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


      5050 QUORUM DRIVE, SUITE 700
             DALLAS, TEXAS                                              75254
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective on August 8, 2008, the Board of Directors (the "Board") of Morgan Creek Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of David Urquhart as the President/Chief Executive Officer and a director of the Company. The Company received notice of Mr. Urquhart's resignation approximately September 19, 2008. The resignation of Mr. Urquhart is not a result of any disagreement between the Company or Mr. Urquhart pertaining to matters relating to the Company's operations, policies or practices.

Effective on September 29, 2008, the Board accepted the consent of Peter Wilson as the President/Chief Executive Officer and a director of the Company. In accordance with a written consent of resolutions of the Board of Directors unanimously signed by all the members of the Board of Directors of the Company, Mr. Wilson was duly appointed as the President/Chief Executive Officer and a member of the Board of Directors.

BIOGRAPHY

PETER WILSON. During the past fifteen years, Mr. Wilson has been involved in the senior level management of public companies. His experience spans a wide range of project development and contract negotiations within the mining, energy and real estate industries. Mr. Wilson has focused on the creation and implementation of market strategies, contract negotiations and financing options for maximum return on investments. His business experience includes diverse international assignments in the United Kingdom, Canada, the United States, Switzerland and Norway. Mr. Wilson has worked extensively with overseas investor groups and within the E&P market in Louisiana and Texas.

From approximately 2007 through current date, Mr. Wilson is the president of Hana Mining Ltd., a publicly listed exploration company seeking to develop a copper-silver project in Botswana, Africa. During approximately 2005 to 2006, Mr. Wilson served as the president and chief executive officer of Sun Oil and Gas Corp. During approximately 1997 to 2005, Mr. Wilson was a director and the vice president of International Operations for Petroreal Oil Corp., a small oil producer engaged in energy asset purchases aggregating more than $130,000,000. During approximately 1993 to 1999, Mr. Wilson was the vice president of Samoth Equity Corporation (now Sterling Center Corp.), where he began his involvement with capital markets and finance. Samoth Equity Corporation gained prominence through the 1990s and grew to a $150,000,000 TSX-listed real estate merchant banking organization involved in lending throughout the southwestern United States and Canada.

Mr. Wilson continues to serve as an advisor to several public and private Houston-based E&P companies, and serves as a director of Offset Energy Corporation operating in the GOM and Houston, Texas.



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


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 MORGAN CREEK ENERGY CORP.


DATE:  September 29, 2008.
                                    /s/ PETER WILSON
                                 ________________________________________
                                 Name:  Peter Wilson
                                 Title: President/Chief Executive Officer





















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